UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: June 23, 2022

(Date of earliest event reported)

FALCONSTOR SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23970	77-0216135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Brazos Street, Suite 400,

Austin, TX 78701

(Address of principal executive offices, including zip code)

631-777-5188

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 23, 2022, FalconStor Software, Inc. (the “Company”) held its 2022 annual meeting of stockholders (the “Annual Meeting”) for the purposes of voting on the matters disclosed in its definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on May 24, 2022. As of the record date of May 23, 2022, there were 7,083,692 shares of common stock, par value $0.001 per share (“Common Stock”), outstanding and entitled to notice of and to vote at the Annual Meeting as well as an additional 87,815 shares that could vote pursuant to the terms of the Company’s outstanding Series A Preferred Stock.  The final voting for the matters submitted to a vote of stockholders is as follows:

Proposal No. 1 — Election of Directors

At the Annual Meeting, stockholders voted for the election of one director for a three-year term until the annual meeting of stockholders to be held in 2025 or until his successor is elected and qualified. The Company’s nominee for director received the requisite plurality of the votes cast by the holders of shares present at the Annual Meeting in person or by proxy and entitled to vote thereon, and, accordingly, were elected to the Company’s Board of Directors.  The number of votes cast for and withheld from the nominee is set forth below:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Todd Brooks	4,467,046	1,379	1,687,066

Proposal No. 2 — Approval of Say on Pay Proposal

The proposal for the approval of a non-binding advisory resolution regarding the compensation of the Company’s named executive officers was approved by a majority of the votes cast as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
4,449,942	18,420	63	1,687,066

Proposal No. 3 — Independent Registered Public Accounting Firm

The proposal for the ratification of the selection of Marcum LLP as the Company’s independent registered public accountants for the current fiscal year ending December 31, 2022 was approved by a majority of the votes cast as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
6,111,683	4,267	39,541	—

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2022	FALCONSTOR SOFTWARE, INC.

	By:	/s/ Vincent Sita
		Name:	Vincent Sita
		Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)